EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated August 11, 1998 included in the Form 10-K of The Estee Lauder Companies Inc. for the year ended June 30, 1998 and to all references to our Firm included in this Registration Statement.


                                    Arthur Andersen LLP
                                    /s/ Arthur Andersen LLP


New York, New York
February 16, 1999














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